UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of report (Date of earliest event reported): May 6, 2013

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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NEVADA	001-33245	04-3850065
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

10375 Professional Circle
Reno, Nevada		89521
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (888) 682-6671

No change since last report
(Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 6, 2013, Employers Holdings, Inc. (the “Company”) received a letter (the “Letter”) from the New York Stock Exchange (the “NYSE”) advising the Company that it did not provide timely notice to the NYSE of the record date for the Company's upcoming 2013 Annual Meeting of Stockholders at least ten days prior to the record date, as required by NYSE rules. The Letter was issued to the Company pursuant to Section 303A.13 of the NYSE Listed Company Manual. The Letter states that, in determining to issue the Letter and not to initiate delisting of the Company's common stock from the NYSE, the NYSE took into consideration, among other factors, that this is the first time that the Company has failed to satisfy the record date notice requirements of the NYSE rules. Receipt of the Letter is a required disclosure under Item 3.01 of Form 8-K.

The Company confirms that March 27, 2013 continues to be the record date for its 2013 Annual Meeting of Stockholders, which will continue to be held on May 23, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.
Dated:	May 10, 2013	/s/ Lenard T. Ormsby
Lenard T. Ormsby
Executive Vice President,
Chief Legal Officer and General Counsel